Exhibit 99.2

The Carphone Warehouse Group PLC Analysts’ Day 22 April 2009

Agenda Overview Charles TalkTalk Group Charles Best Buy Europe Roger Financial update and 2010 guidance Roger

Overview Charles Dunstone

Group priorities for Q4 Pursue mobile market share growth Maintain/grow broadband net adds runrate Prioritise cash management Improve cost efficiency Assess demerger / structural review

Demerger the preferred option 50% owned Consumer cyclical business Entering big box investment phase 100% owned High visibility subscription business Significant cash generation ahead Fewer synergies between businesses than previously Already separately managed with small PLC function Different investment profiles subject to reallocation of existing credit facilities Today we have £925m of gross facilities across TalkTalk and BBE Facilities extend to 2012-13 We have made good progress in advance of any Demerger Shared and PLC functions reduced significantly Boards of both TTG and BBE strengthened Tax efficient route identified Pursuing efficient reallocation of existing credit facilities

Group today consists of four distinct assets TalkTalk Group Best Buy Europe Virgin Mobile France Freehold property Group PLC 100% 50% 48.5% 100%

TalkTalk Group update Charles Dunstone

TalkTalk Group management team Charles Dunstone Chairman Wendy Becker Residential David Goldie Corporate and B2B Amy Stirling CFO TalkTalk Group Roger Taylor CFO CPW PLC Executive Board Clive Dorsman TalkTalk Technology

What TalkTalk Group has achieved Continued growth in broadband base Migrated customers onto our own unbundled network Built the most efficient unbundled network Created and maintained healthy margin Significant presence in B2B/SME market

UK Broadband Marketplace at Q408 Source: Company TalkTalk Group BT Retail 26% Virgin Media 23% AOL 7% Sky 11% Tiscali 10% TalkTalk 9% O2/Be 2% Orange 6% Others 6%

UK broadband trends Slowdown in broadband market growth Total net additions of 1.7m in 2008 versus 2.6m in 2007 Source: Company 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Subscribers (000s) 0 200 400 600 800 1000 1200 Net additions (000s) BT Wholesale (LHS) Cable (LHS) LLU (LHS) Total market net additions (RHS)

Broadband net add market share TalkTalk taking 20% - 25% of broadband net add market share Source: Company -100 -50 0 50 100 150 200 250 300 350 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Net additions (000s) BT Virgin Media TalkTalk Group TalkTalk AOL Tiscali Sky Orange O2 / Be

TalkTalk positioning The Base Package: £6.49 per month Broadband Up to 8 Mbps Broadband 40 GB monthly usage limit and Inclusive calls to: UK landlines in the evening and weekends 36 international destinations anytime other Talk Talk customers, whenever you like £16.99 per month (including line rental)

Mobile broadband complementary Source: YouGov Dongle Tracker October 2008 0 10 20 30 40 50 60 70 Other Subsituted mobile for fixed Replaced fixed with mobile No landline In addition to fixed (%)

Mobile broadband research 6.4 8.0 Reliability during the evening 6.5 6.5 5.2 5.3 Mobile 8.1 8.2 7.2 7.1 Fixed Staying Connected Reliability during the day Upload Speed Download Speed Mobile Broadband scores lower than fixed (out of 10): Source: YouGov Dongle Tracker October 2008

Strong growth in consumption Average monthly usage risen 71%, in line with expectations 2.4 4.1 0 1 2 3 4 5 6 Avg monthly usage (GB) 3/2008 FY09 Actual

Peak usage rising TalkTalk customers still lower usage than market average Up 60% over the last year Shaping has positive impact on peak usage 0 5 10 15 20 25 30 35 40 6/2008 9/2008 12/2008 3/2009 Ave. kilobits per customer

Leveraging our backhaul infrastructure 0 5 10 15 20 25 30 FY0708 FY0809 FY0910 (£m) 11.0 11.5 12.0 12.5 13.0 13.5 (£) Opex spend on backhaul (LHS) Annual cost/unbundled customer (RHS)

Capacity increasing at no annual cost increase 4.6x capacity increase £27m 0 100 200 300 400 500 600 700 800 900 FY09 FY10 Gigabit capacity

Opal divisional structure Connect ”Provider of voice, mobile and data services directly to small businesses” Businesses with less than 20 employees of which there are 1.6m in the UK Over 83,000 billing customers, the vast majority of whom subscribe to fixed-line calls and lines packages Launched Opal Office Broadband in January 2009 Consult “The one stop provider of communications services to mid size businesses” Focused on companies with 20 – 1000 employees Legacy product focus is CPS, WLR and inbound call management Cross-sell focus is on providing managed data networks (IP-VPNs) and Mitel phone systems Partner 300 channel partners, comprising resellers, distributors and dealers These channels are focused on the small business market Legacy product focus has been on CPS and WLR but the majority of growth comes from higher margin LLU voice and broadband

Opal revenue mix by product Launch of Business Grade Broadband from January 2009 will shift revenue mix Voice over IP and Managed Data Services will become increasingly important from 2010 Outbound calls NTS PRS Voice lines Bundles Broadband lines Other Data Systems & IT Mobile Other

Regulatory position LLU pricing review imminent NGA Digital rights issues Digital Britain

By March 2010 we aim to have: A base of almost 3m broadband customers Increased backhaul capacity Generated significant cash flow Consolidated our position as number 3 in the market with continued growth

Best Buy Europe update Roger Taylor

Best Buy Europe management team Charles Dunstone Chairman Roger Taylor CFO CPW PLC Paul Antoniadis CEO Best Buy Branded Operations Europe Service and Support Functions Ian Kenyon, Chief Financial Officer Simon Post, GIS and Supply Chain Lynne Weedall, HR Richard Collier, Property Best Buy Europe Operating Board Andrew Harrison CEO CPW/TPH Best Buy Europe Shareholder Board

CPW’s growth strategy Wireless World Laptop Domination CPW heritage CPW Mobile Phone Contracts Mobile Phone Handsets Landline Contracts Broadband Contracts Other mobile services / devices - iPod / Blackberry / mobile internet etc Connection Devices (apart from wi-fi router) - Streamers (Squeezebox etc ) Technology Hardware - TV’s / Hi-fi

Diversified product range

Handset market outlook – it’s all about ‘touch’ Touch phones to fill mid-tier handset market as technology becomes cheaper, helping the growth outlook for this segment of the market

CPW handset market share growth Despite decline in European handset market, CPW gaining mobile market share Source: GFK data 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% Jun-08 Sep-08 Dec-08 Mar-09 (est) Market share (%)

UK revenue mix changing “Wireless” revenues include broadband, laptop and laptop accessories, gaming and audio products Source: Company 0 100 200 300 400 500 600 700 800 Q1 Q4 (£k) 0% 2% 4% 6% 8% 10% 12% 14% % Ave. wireless trading margin per week % wireless margin of total margin

“Wireless World” White City, London Portsmouth Bristol Romford

“Wireless World” performance 40 “wireless” refits planned for the year ahead New larger stores (c. 3,000 sq ft) have compelling returns Smaller store refits cost c. £200k, 12-18 month incremental payback Source: Company Margin comparison for 19 weeks after new wireless stores opened 0 50 100 150 200 250 300 350 400 Retail Stores 3 Wireless Refits Margin growth (rebased to 100)

“Wireless World” customer feedback Net promoter score “NPS” is a way of measuring customer service; deducting negative customer perceptions from positive perceptions. Employees no longer commission based, but stores are rated by NPS and bonuses paid accordingly Source: Company -1 0 1 2 3 4 5 6 7 Overall Buyers Lost Sales Browser Net promoter score Current format Wireless stores

Geek Squad insurance GEEK SQUAD INSURANCE. FROM COMPUTER CRASHES TO MOBILE SMASHES. Geek Squad comprehensive insurance covers you against horrors from mobile theft to accidental damage to your laptop. Its the kind of insurance that only people who really love technology can offer. So if you have bought a laptop or mobile phone from The Carphone Warehouse or are thinking about it, make sure that your full protected for complete peace of mind. MOBILE PACKAGES LAPTOP PACKAGES

The impact of Geek Squad is clear Additional value and improved customer experience generated from: advanced product knowledge and technical expertise demonstrating new technology to customers providing in-store technical support reducing opex Source: Company 0% 20% 40% 60% 80% 100% 120% 140% Postpay Laptops Improvement in product attach rate

Best Buy Mobile in the US

Best Buy Mobile market share Significant market share growth in a declining handset market BBYM 68% YOY Growth Source: Company 3.2% 1.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Handset unit share

Net promoter scores Source: Company Net Promoter Score is the percentage of customers who rated our service 8 to 10 on a 10-point scale, minus the percentage of customers who rated our service 1 to 3 on the same scale 0% 10% 20% 30% 40% 50% 60% Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Net promotor score BBY NPS SWAS NPS

Best Buy Mobile update Clear market share gains, helped by handset exclusives Break-even on investment in SWaS (Store within a Store) achieved within a year 1,023 SWaS stores and 38 SaS (Standalone Stores) stores Continue to refine the SaS model by opening approximately 35 store by March 2010 Focus on improving productivity and customer experience

Big box update

Big Box update UK rental market fallen sharply Best Buy Europe Board signed off on 4/5 leases First store openings in spring 2010 Management team in place and fully committed 80 Best Buy employees recruited already

Multichannel, multiformat approach

Virgin Mobile France 1.1m customers across Virgin and Breizh brands 44% postpay Annualised revenues of of over €200m 40% unprompted awareness (Dec 2008) 86% prompted awareness Customer service: 97% of customers “satisfied” 91% say customer care is better than previous network 91% are willing to recommend Virgin Mobile

Freehold property Market value at current yields of c. £72m

Financial update and 2010 guidance Roger Taylor

Context for FY10 guidance Simplification of guidance and reporting Greater focus on certain KPIs SAC accounting policy change Closure of CHF position No exceptionals for FY10

Group today consists of four distinct assets Best Buy Europe TalkTalk Group Virgin Mobile France Freehold property Group PLC 50% 100% 48.5% 100% 30% of Group earnings 80% of Group earnings -10% of Group earnings

# TalkTalk/Group revenue

- Broadly flat year-on-year
- Broadband net adds 125,000 – 175,000
  - Stable market share in maturing market
- Non-broadband base declining at a slower rate
- Broadband ARPU £23-24
  - Mix effect of growing TalkTalk base
  - Boosters
- Non-broadband ARPU £20-21
  - In line with FY09
- Opal/B2B revenue +3-5%
  - Push of new services

Best Buy Europe | The Carphone Warehouse | TalkTalk Group

TalkTalk Group margins EBITDA margin to benefit from network and call centre efficiencies EBIT margin to benefit from falling SAC/marketing costs 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% EBITDA pre SAC and marketing SAC and marketing Depreciation EBIT % of sales FY09 FY10

Other items PLC costs £5-10m Associate income (post tax) Best Buy Europe £30-40m Virgin Mobile France £8-10m loss Net interest at 3% TTG/Group tax rate 28% 915m shares in issue No dilutive effect with sufficient shares in treasury to cover future options exercises c. 2p of EPS impact from growth initiatives (VMF/big box)

Group cash flows Opening net debt c. £155m excluding gross Best Buy Europe borrowings Capex at 6% of sales (FY09 8%) Working capital neutral One-off exceptional cost outflow of c.£10m Tax outflow – minimal Interest at 3% at current rates Dividend movement in line with earnings Best Buy Europe cash generation reinvested in the business as planned

Best Buy Europe – top line drivers Connections flat LFL revenue 0% to -3% New space 1-2% (new format) 5000 6000 7000 8000 9000 10000 11000 12000 13000 FY07 FY08 FY09 FY10 Connections (000s)

Best Buy Europe – profitability Further GM% erosion – 25-50bps Product mix and currency effects Cost efficiency programme and Best Buy Mobile profits to offset GM effect 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Gross margin SG&A Depreciation EBIT % of sales FY09 FY10

Best Buy Europe - other P&L items Best Buy Mobile £20-25m profit contribution Big box – c. £20m of start-up losses Interest at 3% Tax rate 23-24%

Best Buy Europe – cash flow Opening net debt c. £50m EBITDA as indicated Working capital CPW/TPH £15-20m Big box £10-15m Capex CPW/TPH 2% of revenues Big box £30-35m Operating FCF £50m after all big box investments Cash exceptionals £15m -£20m

Exceptional items (85) (15-20) (8-12) 610 Pre-tax (61) Charge FX on brand company (5-7) Charge Best Buy Europe reorganisation (6-9) Charge TalkTalk Group reorganisation 600 Credit H1 gain on disposal and reorganisation costs Group earnings FY09 (£m)

Currency movement 60 70 80 90 100 110 M- 08 M- 08 J- 08 S- 08 N- 08 J- 09 M- 09 Rebased GBP/CHF GBP/EUR

Net debt - Expected net cash (65) Expected net debt 0-50 November guidance (net cash) Best Buy Europe net debt Group net debt (155) Underlying Group net debt (180) Effective Group net debt (50) Additional currency movements (€) (90) Additional currency movement (CHF) (25) (50) (50-100) March 2009 Approx. November Group guidance Best Buy Europe net debt CPW share 50% £m

Group priorities for FY10 Improve cash generation significantly: divisional targets of >£150m Roll out wireless stores and grow mobile market share Open first big box stores with multichannel launch Continue broadband growth momentum Maintain cost efficiency focus

Appendix

Best Buy Europe disclosure template X Stores X Revenue X SG&A X Gross profit margin X Capex analysis X Cashflow X EBIT X EBITDA No longer disclosed Revenue by country Half year Quarterly Financial KPIs No longer disclosed UK MVNO base No longer disclosed TPHT base / ARPU No longer disclosed Insurance No longer disclosed Subscriptions X Connections Half year Quarterly Non Financial KPIs

# TalkTalk Group disclosure template

| Non Financial KPIs | Quarterly | Half year |
|---|---|---|
| Broadband customers | X | |
| Broadband net additions | X | |
| Unbundled base | X | |
| ARPU | X | |
| Other billed customers | X | |
| ARPU | X | |
| **Financial KPIs** | **Quarterly** | **Half year** |
| Revenue (B2B & Residential) | X | |
| EBITDA (B2B & Residential) | | X |
| EBIT | | X |
| SG&A (incl. cost to serve, marketing & SAC, overheads and network) | | X |
| Cashflow | | X |
| Capex analysis | | X |
| SAC | | x |
| Gross profit margin | | X |

BestBuy Europe · The Carphone Warehouse · TalkTalk Group